UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23358

Angel Oak Financial Strategies Income Term Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

Annual Report

January 31, 2021

Angel Oak Financial Strategies Income Term Trust

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Angel Oak Financial Strategies Income Term Trust

How did the Fund perform during the period?

For the 12-month period ended January 31, 2021, the Fund’s Shares (FINS) returned -12.70% based on market price and -2.71% based on net asset value. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.72%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for over 97% of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt, and financial sector preferred equity. The Fund’s asset allocation comprises 80% of assets in community bank debt, 15% of assets in non-bank financials, and 2% of assets in preferred equities of banks and non-bank financials. In addition, 3% of the assets are in cash and other assets.

From a performance perspective, while the bank debt sector was not immune to spread widening at the onset of the COVID-19 pandemic, drawdowns were roughly half of what we saw in investment-grade corporate credit broadly. However, bank debt has been slower to recover given (1) the exclusion of the banking sector from U.S. Federal Reserve (the Fed) corporate debt-buying programs, (2) record subordinated (Tier 2) debt, and (3) fundamental concerns.

1.

Fed corporate buying program. Depository Financial institutions were excluded from the Fed’s investment grade corporate bond buying program. Spreads on most investment grade corporate bonds tightened significantly as the Fed deployed the $750 billion facility, while the same did not come true for most issues from Depository Financial Institutions.

2.

Issuance. Bond issuance by community banks ballooned in 2020. The sector saw roughly $11 billion of new issuance come to market in 2020. That is almost three times the average issuance of the previous five years of roughly $4 billion. As a result of this large increase in supply, spreads on the underlying bonds widened significantly.

3.

Fundamentals. While it is our view that the community banking space is fundamentally very strong, investors have been hesitant to invest in the sector. Uncertainty about payment deferrals and potential credit deterioration have kept many investors at bay.

What is your outlook heading into 2021, and how is the Fund positioned?

The Fund is focused on three main asset classes within investment-grade financials credit in the current environment: community bank debt, non-bank financials debt, and financial sector preferred equity. Of the three, in our view, community bank debt offers the most attractive risk/reward potential over the next 12-24 months.

Fundamentally, the banking sector is well positioned for 2021, as the capital, liquidity, and funding profiles of banks have improved significantly in the past decade on the back of increased regulations. Over the course of 2020, banks added to their already multi-decade high levels of capital with record subordinated debt issuance, significant increases in loan loss reserves, and downward trending loan modifications to low single-digit levels. We believe the sector will benefit from spread tightening as issuance levels normalize. Additionally, we look for a re-acceleration in merger and acquisition (M&A) activity following a pandemic-driven slowdown in 2020, with volumes down approximately 60% from 2019. With a muted outlook for revenue growth because of rates at the zero bound, banks will increasingly be focused on driving earnings growth through enhanced efficiency (including M&A), share buybacks, and potential reserve releases.

This cycle is clearly different from that of the Great Financial Crisis (GFC), with banks going into the pandemic with capital levels at or near multi-decade highs and taking a proactive stance to shore up balance sheets over the past few quarters, most notably via subordinated (Tier 2) debt. In stark contrast to the GFC when the government provided a capital backstop for banks, the community bank universe raised a record $11+ billion of subordinated debt in 2020. As the market re-opened, spreads were at levels last seen in the infancy of the community bank sub-debt market. Moving through the recent supply of bank debt, spreads have begun to normalize back toward 2019 levels, a trend we expect to accelerate into 2021, providing the potential for price appreciation in addition to the attractive coupons currently provided by these investment-grade instruments.

Fundamentally, banks are on strong footing. The capital, liquidity, and funding profiles of banks have improved vastly in the past decade. Throughout the pandemic, the strength of the system has been evident as banks took on the role of facilitators and distributors of support to affected consumers and businesses, most notably through loan modifications and the Paycheck Protection Program (PPP).

•	Capital ratios remain near multi-decade highs for U.S. commercial banks, with common equity (Tier 1) capital up approximately 40% from trough levels and tangible capital roughly doubling.

•

Liquidity at banks has increased, helped by stronger regulatory requirements. The quality of funding has improved as banks de-emphasized term deposits in favor of low-cost core deposits. Low-cost deposits have increased significantly since March 2020, as recipients of PPP funds generally took a conservative approach and left much of the proceeds in their deposit accounts.

•

Credit quality: We expect the impact of rising credit costs to banks will be less severe than in the prior cycle, as banks have de-risked and deleveraged over the past decade and have added significantly to loan loss reserves over the course of 2020. Loan modification trends are positive, with modifications improving from 15%-20% of lending portfolios in the early days of the pandemic to low single-digit levels as of year-end.

Small-cap non-bank financial institution debt (including insurance companies, real estate investment trusts, business development companies, and asset managers) is a similarly dislocated market, in our view. Because there is little analyst coverage or institutional following, investors may be able to extract relatively high coupons. This space is more nascent than the community bank debt market and has really emerged in size only over the past couple of years. As such, coupons may be higher than they are for community bank debt, but issuance is smaller and more episodic. We believe the best risk/reward potential in the non-bank financial sector over the near to medium term is in shorter-duration, rated senior debt. Thus far in 2021, business development companies and commercial real estate focused non-bank financials have been most active in issuing debt, typically in the form of 3- and 5-year senior notes. The insurance debt market has been more sporadic, however the forward pipeline is strong.

Despite the pandemic challenged environment, we do not anticipate any meaningful credit deterioration in 2021. We believe non-performing asset levels remain strong, with only marginal quarter over quarter deterioration. We believe industry profitability remains solid and capital levels continue to increase, providing a sizable cushion for any adverse credit events as well as currency for inorganic growth opportunities. We remain disciplined in our underwriting with particular emphasis on credit and interest rate risks.

We do not anticipate our sub-sector allocations within financial services to change materially in 2021.

Past performance is not a guarantee of future results.

Investing involves risk; Principal loss is possible. An investment in the Fund includes, but is not limited to, risks and considerations related to: Industry Concentration Risk, Closed-End Fund Risk, Conflicts of Interest Risk, Convertible Securities Risk, Credit Risk, Derivatives Risk, Distributions Risk, Equity Risk, Extension Risk, Fixed Income Instruments Risk, Floating or Variable Rate Securities Risk, General Market Risk, High-Yield Securities Risk, Illiquid Securities Risk, Interest Rate Risk, International Securities Risk, Large Investors Risk, Leverage Risk, LIBOR Risk, Limited Investment Opportunities Risk, Limited Operating History Risk, Limited Term Risk, Liquidity and Valuation Risk, Management Risk, Market Discount Risk, Maturity and Duration Risk, Non-Diversification Risk, Portfolio Turnover Risk, Prepayment Risk, Rating Agencies Risk, Regulatory and Legal Risk, Repurchase Agreements Risk, Reverse Repurchase Agreements Risk, Registered Investment Companies Risk, Senior Debt, Subordinated Debt and Preferred Securities of Banks and Diversified Financial Companies Risk, Structured Products Risk, Trust Preferred Securities Risk, Uncertain Tax Treatment Risk, Unrated Securities Risk, U.S. Government Securities Risk, and other risks. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Investment Results – (Unaudited)

Angel Oak Financial Strategies Income Term Trust

Fund Information (as of January 31, 2021)

Market Price	$17.29
NAV	$18.69
Premium (Discount) to NAV	(7.49%	)
Market Price Distribution Rate(1)	7.53%
NAV Distribution Rate(1)	6.97%

(1) Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice.

Total Returns(2)

(For the Year Ended January 31, 2021)

	Average Annual Returns
	One Year	Since Inception(3)
Angel Oak Financial Strategies Income Term Trust – NAV	(2.71%)	2.37%
Angel Oak Financial Strategies Income Term Trust – Market Price	(12.70%)	(1.93%)
Bloomberg Barclays U.S. Aggregate Bond Index(4)	4.72%	6.29%

(2) Return figures reflect any change in price per share and assume the reinvestment of all distributions under the Fund’s dividend reinvestment plan. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

(3) Inception date is May 31, 2019.

(4) The Bloomberg Barclays U. S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Financial Strategies Income Fund is to seek current income with a secondary objective of total return.

*

As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statement of Assets and Liabilities

January 31, 2021

Financial Strategies Income Term Trust
Assets
Investments in unaffiliated securities at fair value*	$392,691,521
Investments in affiliated securities at fair value*	329,400
Cash	100,000
Dividends and interest receivable	4,301,058
Receivable for investments sold	4,203,981
Prepaid expenses	86,208

Total Assets	$401,712,168

Liabilities
Payable for reverse repurchase agreements	86,363,000
Payable for credit agreements	30,000,000
Payable to Adviser	446,340
Interest payable for credit and reverse repurchase agreements	165,923
Payable to administrator, fund accountant, and transfer agent	28,984
Payable for distributions to shareholders	19,880
Payable to custodian	3,402
Other accrued expenses	105,017

Total Liabilities	$117,132,546

Net Assets	$284,579,622

Net Assets consist of:
Paid-in capital	$290,708,200
Total distributable earnings (accumulated deficit)	(6,128,578)

Net Assets	$284,579,622

*Identified Cost:
Investments in unaffiliated securities	$384,968,564
Investments in affiliated securities	354,411

Shares outstanding (unlimited number of shares authorized, par value of $0.001 per share)	15,228,998

Net asset value (“NAV”) per share	$18.69

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the Year Ended January 31, 2021

Financial Strategies Income Term Trust
Investment Income
Interest	$17,620,339
Dividends from unaffiliated investments	1,697,740
Dividends from affiliated investments	12,225

Total Investment Income	19,330,304

Expenses
Investment Advisory (See Note 4)	4,951,406
Interest & commissions	2,871,734
Service fees (See Note 4)	387,662
Legal	147,660
Fund accounting	68,333
Administration	66,509
Trustee	51,973
Audit & tax	39,959
Transfer agent	36,365
Custodian	20,209
Registration	19,117
Compliance	12,721
Insurance	9,882
Printing	6,324
Miscellaneous	61,145

Total Expenses	8,750,999

Fees contractually waived by Adviser (See Note 4)	(61,097)
Fees contractually recouped by Adviser (See Note 4)	47,998
Fees voluntarily waived by Adviser (See Note 4)	(365,606)

Net expenses	8,372,294

Net Investment Income (Loss)	10,958,010

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(13,378,368)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(112,390)
Net change in unrealized appreciation (depreciation) on investments in affiliates	(25,011)

Net realized and unrealized gain (loss) on investments	(13,515,769)

Net increase (decrease) in net assets resulting from operations	$(2,557,759)

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Statement of Cash Flows

For the Year Ended January 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(2,557,759)
Net adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount	649,530
Purchases of short-term investments, net	(834,213)
Purchases of investments (a)	(178,549,564)
Proceeds from sales of long-term investments	86,748,244
Return of capital distributions received from underlying investments	593,853
Net change in unrealized (appreciation) depreciation on investments	137,401
Net realized (gain) loss on investments	13,378,368
(Increase) Decrease in:
Receivable for investments sold	(4,203,981)
Dividends and interest receivable	(1,146,325)
Prepaid expenses	(77,074)
Increase (Decrease) in:
Interest payable for credit and reverse repurchase agreements	7,643
Payable to Adviser	215,239
Payable to administrator, fund accountant and transfer agent	8,233
Payable to custodian	602
Other accrued expenses	85,685

Net cash provided by (used in) operating activities	(85,544,118)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold (b)	68,105,827
Distributions paid to shareholders	(17,410,709)
Purchases of reverse repurchase agreements	86,363,000
Proceeds from reverse repurchase agreements	(55,614,000)
Increase (decrease) in borrowings	4,100,000

Net cash provided by (used in) financing activities	85,544,118

Net change in cash	$–

CASH:
Beginning Balance	100,000

Ending Balance	$100,000

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$2,864,091

(a)	Includes investments received in reorganization (see Note 1).
(b)	Includes proceeds from reorganization (see Note 1).

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Statements of Changes in Net Assets

	For the Year Ended January 31, 2021	For the Period Ended January 31, 2020 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$10,958,010	6,299,821
Net realized gain (loss) on investment transactions	(13,378,368)	1,445,030
Net change in unrealized appreciation (depreciation) on investments	(137,401)	7,709,923

Net increase (decrease) in net assets resulting from operations	(2,557,759)	15,454,774

Distributions to Shareholders
Total distributions	(11,280,742)	(7,744,851)
Return of capital	(6,149,847)	(1,646,732)

Total distributions to shareholders	(17,430,589)	(9,391,583)

Capital Transactions
Proceeds from shares sold	68,105,827 (b)	230,277,760
Reinvestment of distributions	–	21,192

Net increase (decrease) in net assets resulting from capital transactions	68,105,827	230,298,952

Total Increase (Decrease) in Net Assets	48,117,479	236,362,143

Net Assets
Beginning of period	236,462,143	100,000

End of period	$284,579,622	$236,462,143

Share Transactions
Shares sold	3,709,064	11,513,888
Shares issued in reinvestment of distributions	–	1,046

Net increase (decrease) in share transactions	3,709,064	11,514,934

(a)	Fund commenced operations on May 31, 2019.
(b)	Includes proceeds from reorganization (see Note 1).

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Period Ended January 31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	$20.53	$20.00

Income from investment operations:
Net investment income (loss)	0.82	0.55
Net realized and unrealized gain (loss) on investments	(1.41)	0.80

Total from investment operations	(0.59)	1.35

Less distributions to shareholders:
From net investment income	(0.79)	(0.67)
Return of capital	(0.46)	(0.15)

Total distributions	(1.25)	(0.82)

Net asset value, end of period	$18.69	$20.53

Total return on net asset value (b)(c)	(2.71% )	6.89%
Total return on market value (b)(d)	(12.70% )	10.86%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$284,580	$236,462
Ratio of expenses to average net assets before waiver and reimbursement (e)	3.34%	2.41%
Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense (e)	2.25%	1.93%
Ratio of expenses to average net assets after waiver and reimbursement (e)	3.20%	1.91%
Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense (e)	2.11%	1.43%
Ratio of expenses to average managed assets after waiver and reinvestment excluding interest expense. Average managed assets represent the total assets of the fund, including the assets attributable to the proceeds from any forms of financial leverage, less liabilities, other than liabilites related to any form of leverage (e)	1.50%	1.25%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	4.05%	3.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	4.19%	4.08%
Portfolio turnover rate (b)	24.55%	21.14%
Credit facility and reverse repurchase agreements, end of period (000s)	$116,363	$81,514
Asset coverage per $1,000 unit of senior indebtedness (f)	$3,446	$3,901

(a)	Fund commenced operations on May 31, 2019.
(b)	Not annualized for periods less than one year.
(c)	Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
(d)	Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
(e)	Annualized for periods less than one year.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – 0.09%
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	$250,000	$259,232

TOTAL ASSET-BACKED SECURITIES – (Cost – $225,672)		$259,232

Bank Loans – 1.12%
BJ Services LLC, 0.000%, 1/3/2023 (b)	1,900,000	1,824,000
JUUL Term Loan, 9.500% (3 Month LIBOR USB + 9.000%), 8/2/2023 (e)	944,750	925,855
Premier Brands, 9.116% (3 Month LIBOR USD + 8.250%), 3/20/2024 (e)	472,568	430,037

TOTAL BANK LOANS (Cost – $3,301,716)		$3,179,892

	Shares
Investment Companies – 0.12%
Affiliated Closed-End Funds – 0.12%
Angel Oak Dynamic Financial Strategies Income Term Trust	18,000	329,400

TOTAL INVESTMENT COMPANIES (Cost – $354,411)		$329,400

	Principal Amount
Collateralized Debt Obligations – 0.71%
Financial Institution Note Securitization Ltd., Series 2019-1A, Class A, 3.900%, 7/17/2034 (a)(c)(d)	$2,000,000	2,030,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost – $1,963,935)		$2,030,000

Corporate Obligations – 131.79%
Financial – 130.91%
Allegiance Bancshares, Inc., 4.700% (3 Month LIBOR USD + 3.130%), 10/1/2029 (d)(e)	1,750,000	1,739,621
Alpine Banks of Colorado, 5.875% (SOFR + 5.690%), 6/15/2030 (a)(e)	4,000,000	3,992,505
Ameris Bancorp, 4.250% (SOFR + 2.940%), 12/15/2029 (e)	4,250,000	4,289,107
ANB Corp., 4.000% (SOFR + 3.875%), 9/30/2030 (a)(e)	1,500,000	1,497,846
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)(d)	1,500,000	1,507,008
Avidbank Holdings, Inc., 5.000% (SOFR + 3.595%), 12/30/2029 (a)(d)(e)	6,000,000	6,145,024
B. Riley Financial, Inc., 6.500%, 9/30/2026 (j)	298,650	306,415
B. Riley Financial, Inc., 6.000%, 1/31/2028 (j)	3,000,000	3,016,800
Banc of California, Inc., 5.250%, 4/15/2025 (d)	3,000,000	3,182,759
BancorpSouth Bank, 4.125% (3 Month LIBOR USD + 2.470%), 11/20/2029 (e)	250,000	255,477
BancPlus Corp., 6.000% (SOFR + 5.860%), 6/15/2030 (a)(e)	5,000,000	4,993,562
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(e)	6,500,000	6,504,323
BankGuam Holding Co., 6.350% (3 Month LIBOR USD + 4.660%), 6/30/2029 (e)	9,000,000	9,492,012
Banksouth Holding Co., 5.875% (3 Month LIBOR USD + 4.020%), 7/30/2029 (a)(e)(f)	5,000,000	5,220,398
Banterra Bank, 6.000% (3 Month LIBOR USD + 4.120%), 6/7/2029 (e)(f)	7,500,000	7,886,501
Bar Harbor Bankshares, 4.625% (SOFR + 3.270%), 12/1/2029 (d)(e)	6,000,000	6,011,469
Beal Trust I, 3.845% (6 Month LIBOR USD + 3.625%), 7/30/2037 (e)(g)(k)	5,000,000	4,213,806
Big Poppy Holdings, Inc., 6.500%, 7/1/2027	1,500,000	1,530,000
Business Development Corp. of America, 4.850%, 12/15/2024 (a)(d)	2,000,000	1,997,752
Byline Bancorp, Inc., 6.000% (SOFR + 5.880%), 7/1/2030 (e)	5,000,000	5,107,600
Cadence Bancorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (d)(e)	2,000,000	1,967,346

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Capstar Financial Holdings, Inc., 5.250% (SOFR + 5.130%), 6/30/2030 (e)	$3,000,000	$2,988,930
CB&T Holding Corp., 6.250% (SOFR + 6.015%), 12/15/2030 (a)(e)	2,500,000	2,562,500
CenterState Bank Corp., 5.750% (SOFR + 5.617%), 6/1/2030 (e)	1,000,000	1,050,747
Central Bancshares, Inc., 5.750% (3 Month LIBOR USD + 3.870%), 6/30/2029 (a)(d)(e)	5,000,000	5,219,039
Clear Blue Financial Holdings LLC, 7.000%, 4/15/2025 (a)	3,000,000	3,034,627
CoastalSouth Bancshares, Inc., 5.950% (SOFR + 5.820%), 9/15/2030 (a)(e)	1,000,000	998,655
Community Financial Corp., 4.750% (SOFR + 4.580%), 10/15/2030 (a)(e)	1,000,000	996,479
Community Heritage Financial, Inc., 5.750% (3 Month LIBOR USD + 4.395%), 10/30/2029 (a)(e)	4,500,000	4,669,118
Congressional Bancshares, Inc., 5.750% (SOFR + 4.390%), 12/1/2029 (a)(d)(e)	2,000,000	2,059,303
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (e)	500,000	507,007
ConnectOne Bancorp, Inc., 5.750% (SOFR + 5.605%), 6/15/2030 (e)	2,000,000	2,157,108
Cowen, Inc., 7.250%, 5/6/2024 (a)(d)	4,000,000	4,294,870
Customers Bancorp, Inc., 4.500%, 9/25/2024 (d)	1,750,000	1,895,587
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (a)(e)	2,000,000	2,170,449
Empire Bancorp, Inc., 7.375%, 12/17/2025 (a)	3,000,000	3,080,596
Enterprise Bancorp, Inc., 5.250% (SOFR + 5.175%), 7/15/2030 (e)	1,500,000	1,497,536
Equity Bancshares, Inc., 7.000% (SOFR + 6.880%), 6/30/2030 (d)(e)	6,000,000	6,082,551
Evans Bancorp, Inc., 6.000% (SOFR + 5.900%), 7/15/2030 (e)	2,000,000	2,004,427
FedNat Holding Co., 7.500%, 3/15/2029 (d)	5,000,000	5,225,000
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (d)(e)(f)	12,000,000	12,982,596
Fidelity Federal Bancorp, 6.000% (SOFR + 4.650%), 11/1/2029 (a)(d)(e)	2,000,000	2,095,104
Financial Institutions, Inc., 4.375% (SOFR + 4.265%), 10/15/2030 (e)	2,000,000	2,017,231
FineMark Holdings, Inc., 5.875% (3 Month LIBOR USD + 2.970%), 6/30/2028 (e)	2,000,000	1,991,690
First Bancshares, Inc., 4.250% (SOFR + 4.126%), 10/1/2030 (a)(e)	1,000,000	1,010,771
First Bank, 5.500% (SOFR + 5.380%), 6/1/2030 (e)	1,500,000	1,545,268
First Busey Corp., 5.250% (SOFR + 5.110%), 6/1/2030 (e)	1,000,000	1,086,376
First Business Financial Services, Inc., 5.500% (3 Month LIBOR USD + 4.070%), 8/15/2029 (a)(d)(e)(f)	11,000,000	11,213,249
First Internet Bancorp, 6.000% (3 Month LIBOR USD + 4.114%), 6/30/2029 (e)(j)	7,427,800	7,656,576
First Midwest Capital Trust I, 6.950%, 12/1/2033 (d)	1,761,000	1,901,880
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(d)(e)	1,500,000	1,499,589
First Paragould Bankshares, Inc., 5.250% (3 Month LIBOR USD + 3.095%), 12/15/2027 (a)(e)	2,250,000	2,290,445
First Southwest Corp., 6.350% (3 Month LIBOR USD + 4.080%), 6/1/2029 (a)(e)(f)	7,000,000	7,369,604
FirstBank, 4.500% (SOFR + 4.390%), 9/1/2030 (e)	2,500,000	2,491,770
Firstsun Capital Bancorp, 6.000% (SOFR + 5.890%), 7/1/2030 (a)(e)	4,000,000	4,156,796
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (e)	2,000,000	2,024,515
Hallmark Financial Services, Inc., 6.250%, 8/15/2029 (g)	7,382,000	6,274,700
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.315%), 3/30/2027 (e)(f)	3,500,000	3,537,139
Happy Bancshares, Inc., 5.500% (SOFR + 5.345%), 7/31/2030 (a)(d)(e)	4,500,000	4,565,580
HBT Financial, Inc., 4.500% (SOFR + 4.370%), 9/15/2030 (a)(e)	3,000,000	2,989,914
Heritage Southeast BanCorp, Inc., 6.000% (SOFR + 5.630%), 6/30/2030 (a)(e)	2,000,000	1,996,004
Horizon Bancorp, Inc., 5.625% (SOFR + 5.490%), 7/1/2030 (e)	2,000,000	2,017,917
Independent Bank Corp., 4.750% (3 Month LIBOR USD + 2.190%), 3/15/2029 (a)(d)(e)	2,000,000	2,043,082
Independent Bank Corp., 5.950% (SOFR + 5.825%), 5/31/2030 (a)(e)	1,000,000	1,000,064
Independent Bank Group, Inc., 4.000% (SOFR + 3.885%), 9/15/2030 (e)	2,000,000	2,038,772
Investar Holding Corp., 5.125% (3 Month LIBOR USD + 3.490%), 12/30/2029 (a)(e)(f)	4,000,000	4,135,575
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(d)(e)	3,000,000	3,046,070

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Kingstone Cos, Inc., 5.500%, 12/30/2022 (d)	$2,995,000	$2,939,279
Level One Bancorp, Inc., 4.750% (SOFR + 3.110%), 12/18/2029 (e)	2,000,000	1,982,148
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a)(d)(e)	5,000,000	4,937,053
Luther Burbank Corp., 6.500%, 9/30/2024 (a)(d)	9,500,000	10,821,369
Meridian Corp., 5.375% (SOFR + 3.950%), 12/30/2029 (d)(e)	4,000,000	3,994,261
MidWestOne Financial Group, Inc., 5.750% (SOFR + 5.680%), 7/30/2030 (e)	2,500,000	2,546,177
Nano Financial Holdings, Inc., 7.000%, 7/1/2024 (a)(f)	5,000,000	5,282,114
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a)(e)	7,000,000	7,277,864
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (d)(e)	2,000,000	2,079,648
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(e)	1,000,000	1,000,436
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(d)(e)	4,000,000	3,995,606
Northpointe Bancshares, Inc., 6.000% (SOFR + 4.905%), 9/30/2029 (a)(d)(e)	4,000,000	4,131,914
Northwest Bancshares, Inc., 4.000% (SOFR + 3.890%), 9/15/2030 (e)	1,000,000	1,011,014
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (a)(d)	3,500,000	3,850,198
Origin Bank, 4.250% (3 Month LIBOR USD + 2.820%), 2/15/2030 (d)(e)	2,500,000	2,562,723
Pacific Premier Bancorp, Inc., 5.375% (SOFR + 5.170%), 6/15/2030 (e)	5,000,000	5,421,117
Premia Holdings Ltd., 6.900%, 9/23/2030 (a)	6,000,000	6,120,000
Queensborough Co., 6.000% (SOFR + 5.880%), 10/15/2030 (a)(e)	2,000,000	1,996,695
Ready Capital Corp., 6.200%, 7/30/2026 (j)	5,000,000	5,098,000
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (e)(d)	4,000,000	4,013,095
Sandy Spring Bancorp, Inc., 4.250% (3 Month LIBOR USD + 2.620%), 11/15/2029 (d)(e)	2,500,000	2,498,044
Signature Bank, 4.125% (3 Month LIBOR USD + 2.559%), 11/1/2029 (e)	250,000	256,616
Signature Bank, 4.000%, 10/15/2030 (h)	750,000	772,726
Silver Queen Financial Services, Inc., 5.500% (3 Month LIBOR USD + 3.338%), 12/1/2027 (a)(d)(e)	3,800,000	3,929,553
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(d)(e)	4,000,000	4,089,364
Spirit of Texas Bancshares, Inc., 6.000% (SOFR + 5.920%), 7/31/2030 (a)(e)	2,500,000	2,490,946
Sterling Bancorp, 4.000% (SOFR + 2.530%), 12/30/2029 (e)	200,000	201,508
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(e)	2,700,000	2,707,958
Synovus Bank, 4.000% (5 Year CMT Rate + 3.625%), 10/29/2030 (e)	1,000,000	1,053,113
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(d)(e)	4,000,000	4,073,338
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (e)	3,000,000	3,059,758
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)(d)	3,000,000	3,090,890
Trinity Capital, Inc., 7.000%, 1/16/2025 (a)(j)	2,000,000	2,016,000
Triumph Bancorp, Inc., 4.875% (3 Month LIBOR USD + 3.330%), 11/27/2029 (d)(e)	8,000,000	8,050,394
United Insurance Holdings Corp., 6.250%, 12/15/2027 (d)	4,500,000	4,791,427
US Metro Bancorp, Inc., 5.650% (SOFR + 5.430%), 11/1/2030 (a)(e)	1,000,000	997,116
Veritex Holdings, Inc., 4.750% (SOFR + 3.470%), 11/15/2029 (d)(e)	1,750,000	1,746,038
Volunteer State Bancshares, Inc., 5.750% (SOFR + 4.365%), 11/15/2029 (a)(d)(e)	2,000,000	1,924,600
White River Bancshares Co., 5.875% (SOFR + 4.420%), 12/31/2029 (a)(e)	5,000,000	5,215,361
Wintrust Financial Corp., 4.850%, 6/6/2029 (d)	5,000,000	5,424,104
WT Holdings, Inc., 7.000%, 4/30/2023 (a)(d)	2,700,000	2,755,323

		$372,535,025

Technology – 0.88%
Clear Street Capital LLC, 6.000%, 10/15/2025 (a)	2,500,000	2,500,884

TOTAL CORPORATE OBLIGATIONS – (Cost – $367,721,180)		$375,035,909

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2021

	Shares	Value
Preferred Stocks – 2.73%
Financial – 2.38%
CNB Financial Corp., 7.125%	20,000	$524,200
First Citizens BancShares, Inc., 5.375%	140,000	3,732,400
Level One Bancorp, Inc., 7.500%	20,000	531,000
Northpointe Bancshares, Inc., 8.250% (SOFR + 7.990%) (a)(e)	40,000	1,012,600
TriState Capital Holdings, Inc., 6.750% (3 Month LIBOR USD + 3.985%) (e)	37,374	973,593

		6,773,793

Real Estate Investment Trust – 0.35%
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (e)	40,000	997,200

TOTAL PREFERRED STOCKS (Cost – $7,409,513)		$7,770,993

Private Investment – 0.18%
Whitebox Asymmetric Opportunities Fund, LP	N/A	515,073

TOTAL PRIVATE INVESTMENT (Cost – $446,126)		$515,073

Short-Term Investments – 1.37%
Money Market Funds – 1.37%
First American Government Obligations Fund, Class U 0.036% (f)(i)	3,900,422	3,900,422

TOTAL SHORT-TERM INVESTMENTS (Cost – $3,900,422)		$3,900,422

TOTAL INVESTMENTS – 138.11% (Cost – $385,322,975)		$393,020,921
Liabilities in Excess of Other Assets - (38.11%)		(108,441,299)

NET ASSETS – 100.00%		$284,579,622

LIBOR:	London Inter-Bank Offered Rate
SOFR:	Secured Overnight Financing Rate
CMT:	Constant Maturity Treasury

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $198,862,315 or 69.88% of net assets.

(b)	Non-income producing security. Item identified as in default as to the payment of interest.
(c)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2021.
(d)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2021, the value of securities pledged amounted to $174,402,700.
(e)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and are currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(f)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2021, the value of securities pledged amounted to $45,276,923.
(g)	As of January 31, 2021, the Fund has fair valued these securities. The value of these securities amounted to $10,488,506 or 3.69% of net assets.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2021

(h)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2021.
(i)	Rate disclosed is the seven-day yield as of January 31, 2021.
(j)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(k)

Security issued as a “Trust Preferred Security”, with a par value of $1,000 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.

Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Lucid Management and Capital Partners LP	2.427%	1/14/21	2/11/21	$56,599,872	$56,494,000
Lucid Management and Capital Partners LP	2.534%	1/14/21	4/15/21	25,420,778	25,259,000
Lucid Management and Capital Partners LP	2.423%	1/28/21	2/25/21	4,618,686	4,610,000

					$86,363,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements

January 31, 2021

NOTE 1. ORGANIZATION

Angel Oak Financial Strategies Income Term Trust (“FINS”) (the “Trust” or the “Fund”) is organized as Delaware statutory trust under a Declaration of Trust dated June 14, 2018. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company listed on the New York Stock Exchange (“NYSE”). Please see the table below for a summary of Fund specific information:

Ticker	Investment Objective	Commencement of Operations
FINS	Current Income & Total Return	05/31/19

The Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interest of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without Shareholder approval. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

At a special meeting of the Board on January 21, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Vivaldi Opportunities Fund (“VAM”) in exchange solely for newly issued common shares of beneficial interest of the Fund and the assumption by the Fund of the liabilities of VAM and the distribution of the common shares of beneficial interest of the Fund to the shareholders of VAM and complete liquidation of VAM (the “Reorganization”). The Plan was approved at a meeting of shareholders held on May 26, 2020.

The Reorganization closed as of the close of business June 5, 2020 as a taxable event. The expenses relating to the Reorganization were borne by the Adviser and VAM’s investment adviser. Under the terms of the Plan, shareholders of VAM received shares of the Fund equal in U.S. dollar value to the interests of such shareholders in VAM as of June 5, 2020. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. The following table illustrates the specifics of the Reorganization:

	Pre-Reorganization Net Assets	Pre-Reorganization Shares Outstanding	Pre-Reorganization Net Asset Value	Post-Reorganization Net Assets	Post-Reorganization Shares Outstanding	Exchange Ratio
FINS	$211,528,631	11,519,934	$18.36	$279,634,236	15,228,998	0.64701
VAM	$68,105,827	5,732,622	$11.88	–	–	–

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of VAM that would have been included in the Fund’s Statement of Operations since June 5, 2020. Assuming the acquisition had been completed on February 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the current fiscal period would include net investment income (loss) of $9,372,945, net gain (loss) on investments of ($24,032,003), and net increase (decrease) in assets resulting from operations of ($14,659,058).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies.”

Securities Valuation and Fair Value Measurements: The Fund records its investments at fair value and is in accordance with fair valuation accounting standards. The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, corporate obligations and trust preferred securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Participation Loans are priced by a third party pricing service. These firms primarily obtain their market color from model inputs based on business, economic, market, and other conditions. The principal sources of information used to conduct valuation include historical and projected financial information, governing legal documents, discussions with related personnel, remittance data and various other documents and schedules available from public or private sources. These securities will be categorized as Level 2 securities.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$259,232	$–	$259,232
Bank Loans	–	3,179,892	–	3,179,892
Investment Companies	329,400	–	–	329,400
Collateralized Debt Obligations	–	2,030,000	–	2,030,000
Corporate Obligations	–	364,547,403	10,488,506	375,035,909
Preferred Stocks	7,770,993	–	–	7,770,993
Short-Term Investments	3,900,422	–	–	3,900,422
Private Investment Fund^	–	–	–	515,073
Total	$12,000,815	$370,016,527	$10,488,506	$393,020,921
Other Financial Instruments
Liabilities
Reverse Repurchase Agreements	$–	$86,363,000	$–	$86,363,000

^

The private investment measured at fair value using the net asset value (or its equivalent) practical expedient has not been classified in the fair value levels. The fair value amount presented in the table is intended to permit reconciliation to the amount presented in the Schedule of Investments. The Fund’s interest in the fund can be redeemed without penalty over five quarters. As of January 31, 2021, the Fund has received three of five liquidating distributions.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2021, the Fund recognized $10,488,506 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/20	Discounts/ Premiums/ Distributions	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/21
Corporate Obligations	$–	$–	$–	$–	$–	$–	$10,488,506	$–	$10,488,506

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at January 31, 2021 is $0.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 01/31/21	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Corporate Obligations	$4,213,806	Model Valuation	Fundamentals, external credit rating, and internal BankSURF ratings	$842.76
Corporate Obligations	$6,274,700	Model Valuation	Fundamentals, external credit rating, regaining NASDAQ compliance, and earnings brought current (1Q and 2Q)	$85.00

*	Input presents information for one security and reflects the value as of January 31, 2021.

Federal Income Taxes: The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that they will not be liable for federal income or excise taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended January 31, 2021, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statement of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders: Distributions from the Fund’s net investment income are declared and paid monthly. The Fund intends to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least annually.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended January 31, 2021, there were no reclassifications.

Share Valuation: The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications: Under the Fund’s organizational documents, the Fund will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Fund. In such situations, the Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while the Fund seeks to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Debt Obligation	$–	$1,071,000	$–	$–	$1,071,000
Corporate Obligations	$–	$60,033,000	$25,259,000	$–	$85,292,000
Total	$–	$61,104,000	$25,259,000	$–	$86,363,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$86,363,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Subordinated Debt of Banks and Diversified Financial Companies: The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

High Yield Securities: The Fund may invest in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Structured Products: The Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Fund invest. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income, and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Fund only as a part of your overall investment portfolio.

Trust Preferred Securities: The Fund may invest in trust preferred securities, or “TruPS,” which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

as well as certain features of equity securities. TruPS are typically issued in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

Bank Loans and Participations: The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans of any credit quality, maturity or duration. The bank loans and participations in which the Fund will invest may have fixed or floating interest rates, may be senior or subordinated, may be levered loans, and may be rated below investment grade or unrated. The Fund may invest in bank loans through assignments (whereby the Fund assumes the position of the lender to the borrower) or loan participation (whereby the Fund purchases all or a portion of the economic interest in a loan). “Unitranche” loans are loans that combine both senior and subordinate debt into a single loan under which the borrower pays an interest rate intended to reflect the relative risk of the secured and unsecured components of the loan.

Private Investment: The Fund may invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs potentially reducing returns to shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and, therefore, the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved.

NOTE 3. DERIVATIVE TRANSACTIONS

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2021, the Fund was not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2021.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$86,363,000	$–	$86,363,000	$86,363,000	$–	$–

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily Managed Assets (as defined below) of the Fund. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”). The Adviser voluntarily agreed to waive its management fee to 1.00% of the Fund’s Managed Assets for the first year of the Fund’s operation. This arrangement was discontinued after the close of business May 31, 2020. The Adviser may not recoup from the Fund any waived amount or reimbursed expenses pursuant to this arrangement.

The Adviser has also contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets through at least May 31, 2022 (the “Limitation Period”). Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 2.50% of the Fund’s net assets (together with the 0.25% expense limitation, the “Expense Limits”) through at least June 5, 2022. The Expense Limit may be eliminated at any time by the Board, on behalf of the Funds, upon 60 days’ written notice to the Adviser. Prior to the end of the Limitation Period, the Expense Limits may not be terminated by the Adviser without the consent of the Board of Trustees. Each Expense Limit is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year ended January 31, 2021, the Fund waived $61,097 of expenses and repaid $47,998 of previously waived expenses to the Adviser. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions at January 31, 2021 are included in the table below.

Recoverable through January 31, 2023	Recoverable through January 31, 2024
$106,751	$58,931

In addition, the Adviser has contractually agreed to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2021, the Fund waived $2,166 of management fees of underlying funds.

Destra Capital Investments LLC (“Destra”) provides investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and their performance with financial advisors that are representatives of financial intermediaries, and communicating with the NYSE specialist for the Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra 0.10% of the average daily value of the Fund’s Managed Assets from the end of the Fund’s first year of operations through the applicable Termination Date.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

NOTE 5. ORGANIZATIONAL AND OFFERING COSTS

Organization costs consist of costs incurred to establish the Fund and enable them to legally do business. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. These organization and offering expenses were paid by the Adviser and are not be subject to reimbursement by the Fund.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

Purchases	Sales
$171,263,031	$86,702,666

For the year ended January 31, 2021, there were no long-term purchases or long-term sales of U.S. Government securities for the Fund.

During the year ended January 31, 2021, the Fund purchased securities from affiliated funds and accounts sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $37,532,365.

NOTE 7. INVESTMENTS IN AFFILIATES

The Fund’s ownership of shares of affiliates represent holdings for which the Fund and the underlying investee fund have the same investment adviser or where the investee fund’s investment adviser is under common control with the Fund’s investment adviser.

The Fund had the following investments in affiliates during the year ended January 31, 2021:

						Year Ended January 31, 2021
Security Name	Value as of February 1, 2020	Purchases	Sales	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates		Value as of January 31, 2021	Share Balance	Dividend Income	Net Realized Gain (Loss) on Investments in Affiliates
DYFN	$–	$354,411	$–		$(25,011)	$329,400	18,000	$12,225	$–
Total	$–	$354,411	$–		$(25,011)	$329,400	18,000	$12,225	$–

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 8. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2021 and January 31, 2020, were as follows:

	2021	2020 (a)
Distributions paid from:
Ordinary Income	$11,280,742	$7,742,570
Net Long-Term Capital Gain	–	2,281
Return of Capital	6,149,847	1,646,732
Total	$17,430,589	$9,391,583

(a)	Fund commenced operations on May 31, 2019.

At January 31, 2021, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$385,704,607
Unrealized Appreciation*	10,200,427
Unrealized Depreciation*	(2,884,113)
Net Unrealized Appreciation (Depreciation)*	$7,316,314
Undistributed Ordinary Income	–
Undistributed Long-Term Gain (Loss)	–
Accumulated Gain (Loss)	$–
Other Accumulated Gain (Loss)	(13,444,892)
Distributable Earnings (Accumulated Deficit)	$(6,128,578)

*	Represents aggregated amounts of investments and reverse repurchase agreements in the Fund.

The temporary differences between book basis and tax basis in the Fund are primarily attributable to amortization of callable bonds.

As of January 31, 2021, the Fund had available for federal tax purposes an unused capital loss carryforward of $13,425,012.

To the extent these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration short-term	$13,316,178
No expiration long-term	$108,834
Total	$13,425,012

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2021, the Fund did not defer any post-October losses.

NOTE 9. CREDIT AGREEMENTS

On September 17, 2019, the Fund entered into a $30 million line of credit agreement (the “Facility”) with First Horizon Bank, which matures September 17, 2022. Under the Facility, interest is charged on a floating rate based on one-month LIBOR plus 2.40% and is payable on the last day of the interest period, which was 2.52% as of January 31, 2021. For the year ended January 31, 2021, interest expenses amounted to $860,222 and is included in the Interest and Commissions expense line item that is reflected in the Statement of Operations. The Fund is required to pay First Horizon Bank a commitment fee of 0.50% on

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 9. CREDIT AGREEMENTS – (continued)

the unused portion of the Facility if the Fund does not achieve a 75% utilization rate in each year. This commitment fee is waived for the first year. The utilization rate was above 75% for the year, therefore, no commitment fees were paid by the Fund. The Fund paid an origination fee of $120,000 and other expenses on September 17, 2019, which were paid upfront and are being accrued for daily over the life of the loan. For the year ended January 31, 2021, the average principal balance and interest rate was $29,507,104 and 2.86%. The maximum loan outstanding during the year was $30,000,000 from March 16, 2020, through January 31, 2021. As of January 31, 2021, the outstanding principal balance under the Facility was $30,000,000.

NOTE 10. ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. The Adviser is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

NOTE 11. COVID-19 RISK

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

NOTE 12. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Financial Strategies Income Term Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open reverse repurchase agreements, of Angel Oak Financial Strategies Income Term Trust (the “Fund”) as of January 31, 2021, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations and cash flows for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodians, brokers, and counterparties; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 30, 2021

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year or period ended January 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2021, the Fund paid qualified dividend income of 0.00%.

For the taxable year ended January 31, 2021, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 0.00%.

For the taxable year ended January 31, 2021, the percentage of ordinary income distributions paid by the Fund that is designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c) was 0.00%.

For the taxable year ended January 31, 2021, the percentage of taxable ordinary income distributions for the Fund that is designated as interest related dividends under Internal Revenue 871(k)1(c) was 85.82%.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Special Meeting of Shareholders

On May 27, 2020, a special meeting of the shareholders of FINS was held for the purpose of ratifying the selection of Cohen & Company, Ltd. as FINS independent registered public accounting firm for the fiscal year ending January 31, 2021 and to approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of VAM, another closed-end fund, with and into FINS.

Below are the voting results from the special meeting:

	For	Against	Abstain
To Approve Share Issuance	2,124,559	142,215	76,067
To Ratify Auditors	8,427,861	127,254	137,748

5. Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in Shares of the Fund by Fund Services, as Plan Agent. Unless a Shareholder indicates another option on the account application or otherwise opts-out, Shareholders holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Shares of the Fund and the market price of Shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per Share, the Fund will issue Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per Share purchase price may exceed NAV, resulting in fewer Shares being acquired than if the Fund had issued new Shares.

There are no brokerage charges with respect to Shares issued directly by the Fund. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct the sale of Shares through the Plan Agent are subject to a $25.00 fee plus a sales commission of $4.95.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional Shares of the Fund will be made on the open market. There is no transaction fee, and each participant will pay a pro rata share of brokerage commissions incurred in connection with purchases made on the open market. Shareholders can also sell Fund Shares held in the Plan account at any time by contacting the Plan Agent by telephone or in writing. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your Shares have been sold. If you choose to sell your Shares through your broker, you will need to request that the Plan Agent electronically transfer your Shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone or in writing. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your Shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional Shares and send you the proceeds, less a fee currently set at $25.00 and less a sales commission currently set at $4.95. If a Shareholder does not maintain at least one whole Share in the Plan account, the Plan Agent may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Shareholders will be sent a check for the cash value of any fractional Share in the Plan account, less any applicable broker commissions and taxes. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Funds.

All correspondence or additional information about the Plan should be directed to Fund Services in writing at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

6. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 20, 2020 and a virtual meeting held on September 16-17, 2020 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) considered the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Fund’s administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by Angel Oak (the “Angel Oak Funds”), Angel Oak’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Fund. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Fund. The Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable funds; and (iii) the Fund’s benchmark index.

The Trustees observed that the Fund’s shares (which commenced operations in May 2019) had ranked in the second quartile of the Fund’s peer group for the one-year period ended June 30, 2020 and in the third quartile for the period since the Fund’s inception. They noted that the Fund’s shares had ranked in the fourth quartile of the Fund’s category over the one-year period ended June 30, 2020 and over the period since the Fund’s inception. The Trustees further noted that the Fund’s shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the one-year period ended June 30, 2020 and for the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the Fund’s management fee was lower than the median management fees of its peer closed-end funds and that its net expense ratio was lower than the average of its peer closed-end funds. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Fund for an additional year through May 31, 2022.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Angel Oak Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to the Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that Angel Oak has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Fund.

Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Fund by Angel Oak, and the estimated profitability of Angel Oak’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Fund.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. The Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the closed-end fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to Angel Oak with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreements under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreements. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings, as well as during bi-weekly meetings that had occurred in the weeks and months following the beginning of the COVID-19 crisis in March during which representatives of the Adviser had met with the Trustees, at which they engage in the ongoing oversight of the Fund and its operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.

7. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

8. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trusts are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trusts is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2018, Chairman since 2019; indefinite term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	8	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; indefinite term	Retired.	8	Director, Syntroleum Corporation (renewable energy firm) (1988 –2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2018; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	8	Trustee, Mirae Asset Discovery Funds (since 2010); Trustee, Metropolitan Series Fund, Inc. (2009 – 2015); Trustee, Met Investors Series Trust (2012 – 2015); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	8	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).
Interested Trustees
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2018; indefinite term	Managing Partner Co-CEO, Group Chief Investment Officer, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	8	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).

(1)

The Fund Complex includes the Funds, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Dory S. Black, Esq. 1975	President	Since 2019; indefinite term	General Counsel, Angel Oak Companies (since 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2019; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015);Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2018); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Compliance Manager, Invesco Advisers, Ltd. (2013-2015).
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).
Daniel Fazioli 1981	Treasurer	Since 2019; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014 – 2015).

Each Trustee holds office for an indefinite term and until the earlier of: the Trusts’ next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trusts’ Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trusts until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

9. Investment Objective and Policies of the Fund

Investment Objective

The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including sub-debt, unrated debt, senior debt and high yield securities (also known as “junk bonds”), focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities, warrants, and

TruPS of these institutions. The Fund will, under normal circumstances, invest at least a majority of its net assets plus the amount of any borrowings for investment purposes (measured at the time of purchase) in debt securities issued by U.S. community banks.

Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Fund invests, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Fund’s 80% investment policy, the Fund may invest in debt securities, including sub-debt (i.e., debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities), unrated debt, senior debt, preferred securities, high yield securities (also known as “junk bonds”), and TruPS (i.e., securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities); equity securities, including common equity, preferred equity, convertible securities, and warrants; Structured Products (as defined herein), including community bank debt securitizations and other asset-backed securities and debt securitizations, including equity and junior debt tranches of such instruments; or derivative instruments, such as futures, options and swaps, that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis. The Fund’s 80% investment policy is not fundamental and may be changed without Shareholder approval. The Fund will provide Shareholders with 60 days’ notice of any change in its 80% investment policy.

The Fund also will target at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by depository institutions, which are FDIC insured institutions that accept deposits and any holding company of such institutions, which includes community bank debt and securitizations of community bank debt, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund will, under normal circumstances, invest at least 50% of its depository institution debt investments in debt investments rated investment grade by S&P or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. The Fund will not invest more than 15% of its net assets plus the amount of any borrowings for investment purposes in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers.

The Fund will, under normal circumstances, invest no more than 5% of its depository institution investments in any one depository institution.

The Fund’s portfolio will be deemed to be a non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Fund may invest indirectly in securities issued by community banks and other banking-related businesses through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of community bank debt securitizations and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other banking-related businesses (“Structured Products”). The Fund may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Fund’s investment objective, including senior debt tranches of community bank debt securitizations. These indirect investments provide exposure to and focus on the same types of direct investments that the Fund makes in community banks and banking-related businesses and, accordingly, the Fund’s investments in Structured Products and credit derivatives that provide exposure to community banks and other banking-related business are considered an investment in financial institutions. The Fund uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

The Fund may incur leverage to the extent permitted by the 1940 Act.

Although the Fund normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Fund reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) that are illiquid and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws).

The Investment Process

Idea generation

The Adviser’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis (“alpha” refers to excess returns relative to a benchmark). In addition, portfolio managers and analysts regularly monitor market conditions, trade flows and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on the relative value of investment opportunities within the structured fixed income markets, thus generating new investment ideas in real time.

The Adviser’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Fund, and existing approaches to each strategy are affirmed or altered based on these discussions. The Adviser makes its investment decisions based on its view of macroeconomic (i.e., large-scale, economy-wide) trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.

Research

The Adviser uses a combination of proprietary fundamental and quantitative research to analyze opportunities. Fundamental analysis involves evaluating the value of an instrument based on the issuer’s financial profile, management and other considerations, while quantitative analysis refers to a data-oriented analysis of financial information, market trends and other factors. This discipline is conducted from a bottom-up (i.e. opportunity-by-opportunity) perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk.

Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made. The Adviser also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio construction

The Adviser will construct the portfolio investments in two ways. First, the Adviser will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the banking sector. These deals have the potential to trade for higher prices in the secondary market and may allow the Fund to generate secondary trading profits. Second, the Adviser will source transactions in the secondary market. Although this may be infrequent, the Adviser believes it is well suited to take advantage of opportunities in the secondary market.

The Adviser will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. The Adviser will look for healthy, well capitalized institutions with a history of sound performance. The Adviser is not interested in banks that are attempting to fill a capital hole or address their asset quality challenges. Rather, the Adviser will look for those well capitalized institutions where capital can be utilized strategically.

Portfolio Composition

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high-yield securities or “junk bonds.” See “High yield securities.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”) or a future replacement rate, or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Structured Products

The Fund may invest in certain Structured Products, including community bank debt securitizations. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Fund invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be difficult for the Fund to sell particular within a reasonable time at a favorable price. However, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

Subordinated/equity tranches of Structured Products.

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

International securities

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets. The Fund may invest any amount of assets in such international securities.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

10. Principal Risks of Investing in the Fund

Banks and diversified financials concentration risk. Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.

Recently, the spread of COVID-19 has led to extreme market volatility and dislocations in the financial markets, causing significant yield spread widening on fixed income assets, equities sell-offs, evaporating liquidity, and significantly less transparency in the pricing of many asset classes. In March of 2020, the Federal Reserve System and other central banks around the world applied various stimulus tools available to them, including the reduction of short-term interest rates to seek to mitigate the economic impact of the pandemic on global economies. A prolonged reduction in interest rates could adversely impact the earnings of banks and other financial institutions, which could detract from the Fund’s performance. In addition, banks are making short-term loan modifications for borrowers impacted by COVID-19, including principal and interest deferrals. Banks have also reduced their investment portfolios to increase cash positions in light of potential liquidity needs and have significantly increased the amount of capital set aside in anticipation of loan defaults. Financial institutions will continue to be subject to unpredictable risks as they adapt to the economic crisis.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

Capital risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

Earnings risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

Management risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Fund’s long- term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

Litigation risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

Market risk. The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

Monetary policy risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

Regulatory risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

Closed-end fund risk. The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount to the Fund’s NAV. See “Market discount risk.”

Conflicts of interest risk. There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in Structured Products. Additionally, because the amount of fees paid to the Adviser for its services is based on the Fund’s Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Convertible securities risk. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Credit risk. Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Derivatives risk. The Fund’s derivative investments have risks similar to their underlying assets and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements and risks arising from mispricing or valuation complexity. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of, such instruments. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a credit default swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund’s contractual obligation (the “notional amount”).

Distributions risk. The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A shareholder who receives a capital distribution may be subject to tax even though the shareholder has experienced a net loss on his or her investment in the Fund. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Equity risk. The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Extension risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income instruments risk. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a fund and, therefore, the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or variable rate securities risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

General market risk. The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, terrorism, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the novel coronavirus and related respiratory disease (COVID-19) outbreak has led to disruptions in local, regional, national and global markets and economies affected thereby. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact the companies in which the Fund invests and significantly reduce the Fund’s returns. Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund or its portfolio securities, it is clear that these types of events will adversely impact the Fund and its portfolio securities. For example, obligors of banks in which the Fund invests are being significantly negatively impacted by these emerging events and the uncertainty caused by the COVID-19 outbreak. The COVID-19 outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on financial institutions, including, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact, among other things, the amount and quality of loans available for investment by the Fund’s portfolio securities and, consequently, the performance of the Fund.

The COVID-19 outbreak has resulted in the government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses resulting in significant disruption to the financial institutions in which the Fund invests, including increased loan defaults and/or difficulty in obtaining refinancing, difficulty in valuing loans during periods of increased volatility and liquidity issues. Rapidly evolving proposals and/or actions by state and federal governments to address the crisis are impacting markets, businesses and the economy in general. The Fund will be impacted if, among other things, the value of loans, real estate and other assets held on the balance sheets of the companies in which the Fund invests decreases. The Fund will also be negatively affected if the operations and effectiveness of the Adviser or a portfolio company (or any of the key personnel or service providers of the foregoing) are compromised or if necessary or beneficial systems and processes are disrupted. Remote work arrangements for an extended period of time can strain the Adviser’s business continuity plan, introducing operational risks and risks related to the Adviser’s reliance on third-party service providers for critical business activities including certain communication and information systems. As a result, if the Adviser’s business continuity plan fails or one of its third-party service providers experiences operational failures, it may have a material adverse effect on the operation of the Fund, its financial condition, liquidity and cash flows.

The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

High yield securities risk. Below investment grade instruments are commonly referred to as “junk” or high yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid securities risk. It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet Shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities.

Interest rate risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

International securities risks. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition.

The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Large investors risk. Ownership of Shares may be concentrated among certain institutional investors who purchase Shares. The ownership of large numbers of Shares by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of Shareholders. Dispositions of a large number of Shares could adversely impact the market price and premium or discount to NAV at which the Shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding Shares among a limited number of investors and the applicable restrictions on resale, the trading volume of Shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the Shares, the shares may be subject to wider bid-ask spreads and the market price of the Shares may fluctuate more sharply.

Leverage risk. The Fund presently utilizes leverage, but there can be no assurance that the Fund will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund uses leverage through borrowings from certain financial institutions and the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Fund’s Managed Assets include assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 40% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Share dividends, but also creates special risks and considerations for the Shareholders, including:

•	The likelihood of greater volatility of NAV, market price and dividend rate of the Shares than a comparable portfolio without leverage;

•	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Shareholders;

•

The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Shares;

•

When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•	Leverage increases operating costs, which will be borne entirely by the Shareholders and may reduce total return; and

•	Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund. To seek to manage any potential conflicts of interest that may arise in connection with its use of leverage, the Adviser will periodically review its performance and use of leverage with the Board.

If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund currently intends to issue preferred shares during the next twelve months as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

LIBOR risk. The terms of many investments, financings or other transactions in in which the Fund may invest have been historically tied to LIBOR, which functions as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.

In July 2017, the head of the United Kingdom FCA announced the desire to phase out the use of LIBOR by the end of 2021. However, additional announcements by the FCA, the LIBOR administrator and other regulators could suggest the possibility that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. Various financial industry groups have begun planning for the transition away from LIBOR and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate). However, there are challenges associated with converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology and/or increased costs for certain LIBOR-related instruments, not all instruments or financing transactions may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate utilized for subordinated debt securities or other securities differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder of the instrument for the different characteristics of the alternative reference rate. As a result, the fallback provision may result in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments, LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023.

Various pending legislation may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such legislative proposals include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR.

The Fund’s investments may be adversely affected by the uncertainty and general and heightened risks with respect to the LIBOR transition.

Limited investment opportunities risk. Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available. The Fund’s primary competitors in providing financing and capital to financial institutions include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of the Fund’s competitors may be substantially larger than the Fund and may have access to greater financial, technical, and marketing resources that the Fund. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as an investment company or to the source-of-income, asset diversification and distribution requirements the Fund intends to satisfy to qualify as a RIC under Subchapter M under the Code. Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Fund intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Fund.

Limited operating history risk. The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history. As a result, prospective investors in the Fund have limited track record or history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

Limited term risk. Unless the Fund completes a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about May 31, 2031 (the “Termination Date”). The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the

Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without Shareholder approval. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Liquidity and valuation risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Fund’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Fund relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact the Fund’s ability to accurately value its investments or calculate its NAV.

Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Fund that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s Shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Management of similar funds risk. The name, investment objective and policies of the Fund are similar to other funds advised by the Adviser. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds. In addition, the Adviser’s management of similar funds gives rise to various conflicts of interest, including conflicts relating to the allocation of investment opportunities, the potential for portfolio managers to devote unequal time and attention to the management of the Fund and the other funds and the potential acquisition of material nonpublic information.

Management risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with a similar investment objective.

Market discount risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in Shares should not view the Fund as a vehicle for trading purposes.

Maturity and duration risk. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Non-diversification risk. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Shares to greater price volatility than that experienced by more diversified investment companies.

Portfolio turnover risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Potential dilution in rights offerings. To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, there will be an immediate dilution of the aggregate NAV of the Fund’s shares. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect shareholders who do not exercise their subscription rights. This dilution could be substantial. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common shares of the Fund, may increase their percentage ownership in and control of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Preferred share risk. The issuance of preferred shares causes the NAV and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings (if any) on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by any rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Prepayment risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rating agencies risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risk. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. For example, the Tax Cuts and Jobs Act of 2017, among other things, significantly changed the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). These statutes and regulations and any future statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its Shareholders.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments and limit and/or preclude the Fund’s ability to implement, or increase the Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective.

Repurchase agreement risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Reverse repurchase agreement risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

When required by law, at the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

Risk relating to the Fund’s RIC status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its Shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the Structured Products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Furthermore, under proposed treasury regulations, certain income derived by the Fund from a passive foreign investment company or controlled foreign corporation would generally constitute qualifying income for purposes of the income test applicable to RICs only to the extent the applicable issuer makes current distributions of the corresponding income to the Fund. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. To the extent a bank in which the Fund invests were to be placed into a FDIC-administered receivership or conservatorship, the Fund would not be entitled to the same rights that it would have as a creditor in a typical bankruptcy proceeding, and creditors of failed banking organizations typically receive little or no recovery. See “Banks and diversified financials concentration risk—Capital risk.” In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because some preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Structured Products risks. The Structured Products in which the Fund may invest include community bank debt securitizations and other asset-backed securities and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Fund (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/equity. The Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s RIC status, and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the Structured Product. There can be no assurance that for any Structured Product, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the Structured Product may be adversely affected. The Structured Products in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these Structured Products, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. To the extent a trading market exists for a Structured Product, the market value may be affected by a variety of factors, including changes in the market value or dividends paid by the underlying collateral of the Structured Product; prepayments, defaults and recoveries on the underlying collateral; and other risks associated with the underlying collateral. The leveraged nature of equity interests in Structured Products are likely to magnify the adverse impact of such factors on equity interests in Structured Products. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products.

Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Trust preferred securities risk. The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

Uncertain tax treatment risk. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these and other issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Unrated securities risk. The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

U.S. government securities risk. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Other Risks Relating to the Fund

Cybersecurity risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process Shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage;

reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its Shareholders could be negatively impacted as a result.

Other investment companies risk. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, exchange-traded funds (“ETFs”), mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, Shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

11. Fundamental Investment Restrictions

The investment policies described below have been adopted by the Fund with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices of the Fund are non-fundamental and may be changed by the Board without the approval of Shareholders.

The fundamental policies adopted with respect to the Fund are as follows:

1. Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2. Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

3. Underwriting. The Fund may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

5. Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

7. Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

12. Effects of Leverage

Assuming the utilization of leverage through borrowings of approximately 33.3% of the Fund’s Managed Assets, at an interest rate of 2.47% payable on such borrowings, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.77% in order to cover such interest payments and other expenses specifically related to borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of borrowings representing 33.3% of the Fund’s Managed Assets and the Fund’s currently projected annual interest rate on its leverage of 2.47%.

Assumed annual return on the Fund’s portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Share Total Return	(16.24%)	(8.74%)	(1.24%)	6.27%	13.77%

Share Total Return is composed of two elements: the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

Angel Oak Financial Strategies Income Term Trust

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

SHAREHOLDER SERVICER

Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

AR-FINS

(b)	N/A

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2021		FYE 01/31/2020
Audit Fees	$25,000		$25,000
Audit-Related Fees	$0		$0
Tax Fees	$4,000		$4,000
All Other Fees	$1,500	(1)	$0

(1)	Paid by the Adviser.

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

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The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	FYE 01/31/2021	FYE 01/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2021		FYE 01/31/2020
Registrant	$5,500	(1)	$4,000
Registrant’s Investment Adviser	$0		$0

(1)	$1,500 of which was paid by the Adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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ANGEL OAK FUNDS TRUST

ANGEL OAK STRATEGIC CREDIT FUND

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Boards of Trustees of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Dynamic Financial Strategies Income Term Trust (each, a

“Trust” and together, the “Trusts”) (the “Board”) recognize that the Board’s right to vote proxies for Trust holdings is an important responsibility and a significant Trust asset. The Board recognizes that the investment adviser of the Trusts and the Trusts’ respective series, if any (each, a “Fund” and together with the Trusts, the “Funds”), Angel Oak Capital Advisors, LLC (the “Adviser”), is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board therefore delegates the authority to vote proxies to the Adviser, subject to the supervision of the Board.

The Board must approve the Adviser’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	are consistent with the Adviser’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Consistent with its duties under this Policy, each Advisor shall monitor and review corporate actions of companies in which a Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under Rule 30b1-4 and other provisions of the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which has been presented to the Board for its review. Each Advisor will promptly provide to the Board any updates to its proxy voting policy.

In the event of a conflict between the interests of the Adviser and the Trusts, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the disinterested directors, and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

Each Trust will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Each Trust will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

Proxy Voting Policies and Procedures	Page 1

Each Trust will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, by no later than August 31 of each year. Each Trust also will disclose in its SAI and annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request, by calling toll-free 1-855-751-4324, and by accessing the SEC’s website. Each Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

The Angel Oak Funds Trust will also describe its proxy voting policies and procedures in its Statement of Additional Information (“SAI”) in accordance with SEC requirements.

Adopted: October 16, 2014; Reviewed/Amended: October 9, 2015 (no changes); September 14, 2016 (no changes), September 28, 2017, March 28, 2018, June 21, 2018, June 25, 2019 (no changes), November 15, 2019, September 17, 2020.

Proxy Voting Policies and Procedures	Page 2

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner, and Group Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Prabhu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle where he managed a $25 billion portfolio. He was also part of the macro asset strategy team at the bank. Mr. Prabhu previously worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as Head Portfolio Manager for the $3 billion commercial mortgage-backed securities portfolio. He began his career at SunTrust in 1998 as a Bank Analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. degree in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company, where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.

Navid Abghari is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Prior to joining the Adviser in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was head of Americas synthetic collateralized debt obligation (CDO) trading. He oversaw the modeling and risk systems for the global tranche business, directed the U.S. hedging activities of the global tranche book, was market maker for synthetic CDOs and master asset vehicle notes (Canadian asset-backed commercial paper), and ran the U.S. index basis book. Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.

Cheryl Pate, CFA®, is a Portfolio Manager at the Adviser and a Portfolio Manager of the Fund. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research and credit underwriting, particularly in the non-bank financials and community banking sectors. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she was an Executive Director and Head of Consumer & Specialty Finance Equity Research. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of January 31, 2021:

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Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
5	13	0	0	10	0
$7,470,452,217	$2,369,686,440	$0	$0	$1,391,508,668	$0

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	1	4	0	1	0
$225,665,191	$51,682,350	$390,513,348	$0	$51,682,350	$0

Cheryl Pate

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	1	4	0	1	0
$225,665,191	$51,682,350	$390,513,348	$0	$51,682,350	$0

Navid Abghari

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	1	4	0	1	0
$225,665,191	$51,682,350	$390,513,348	$0	$51,682,350	$0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made

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consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) The following describes how the portfolio managers are compensated as of January 31, 2021:

The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Portfolio Managers may have profit sharing interests in the Adviser’s parent company in addition to their salary, bonus, and benefits package.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of January 31, 2021:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sreeni Prabhu	Over $100,000
Johannes Palsson	Over $100,000
Cheryl Pate	$50,001 - $100,000
Navid Abghari	Over $100,000

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Financial Strategies Income Term Trust

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 04/07/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 04/07/2021

By (Signature and Title)* /s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 04/07/2021

* Print the name and title of each signing officer under his or her signature.

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